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                                                                   Exhibit 10.27

        AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG IPC INFORMATION SYSTEMS, INC., AS PARENT BORROWER, IPC FUNDING CORP.,
       AS SUB BORROWER, IPC COMMUNICATIONS, INC., AS A LOAN PARTY, THE
       LENDERS SIGNATORY THERETO, AS LENDERS, GENERAL ELECTRIC CAPITAL
        CORPORATION, AS ISSUING BANK, COLLATERAL AGENT, ADMINISTRATIVE
         AGENT AND LENDER, AND FIRST UNION CAPITAL MARKETS, INC., AS
                              DOCUMENTATION AGENT

          This Amendment No. 5 to Amended and Restated Credit Agreement, dated as of December 15, 1999 (this "Amendment"), is entered into by and among IPC Information Systems, Inc., a Delaware corporation (the "Parent Borrower"); IPC Funding Corp., a Delaware corporation (the "Sub Borrower"); IPC Communications, Inc., a Delaware corporation ("Holdings"), as a Loan Party; General Electric Capital Corporation, as a Lender, and as Collateral Agent, Issuing Bank and Administrative Agent (the "Administrative Agent") for the Lender Parties; and the other Lenders.

                                   RECITALS

     A. Borrowers, Holdings, the Administrative Agent, the Lenders and First Union Capital Markets, Inc., as Documentation Agent, are parties to that certain Amended and Restated Credit Agreement, dated as of June 21, 1999 (as amended by Amendment No. 1 thereto, dated as of July 1, 1999, Amendment No. 2 thereto, dated as of August 12, 1999, Amendment No.3 thereto, dated as of September 24, 1999, and Amendment No. 4, dated as of December 1, 1999 (the "Fourth Amendment"), as so amended, the "Credit Agreement").

     B. Borrowers, Holdings, the Administrative Agent and the Lenders are desirous of amending certain sections of, and making certain other changes to, the Credit Agreement, all as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Holdings, the Administrative Agent and Lenders hereby agree as follows:

1.   Definitions.  Except to the extent otherwise specified herein, capitalized
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terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.   Amendments.
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     2.1. Section 2.3 of the Fourth Amendment is hereby amended by deleting the date "October 31, 1999" and replacing it with the date "November 30, 1999".

     2.2. Section 2.4 of the Fourth Amendment is hereby amended by deleting the date "October 31, 1999" each time it appears in such Section and replacing it in each instance with the date "November 30, 1999".
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     2.3. Section 2.5 of the Fourth Amendment is hereby amended by deleting the date "October 31, 1999" each time it appears in such Section and replacing it in each instance with the date "November 30, 1999".

     2.4. Section 2.6 of the Fourth Amendment is hereby amended by deleting the date "October 31, 1999" each time it appears in such Section and replacing it in each instance with the date "November 30, 1999".

     2.5 Section 2.7 of the Fourth Amendment is hereby amended by deleting it in its entirety and replacing it with the following:

          "The Parent Borrower shall furnish to the Lender Parties and the Agents no later than December 31, 1999, monthly financial statements as at and for the twelve month period ended October 31, 1999, including balance sheets and statements of income, which shall be prepared in a manner consistent with the quarterly financial statements required under Section 5.03 of the Credit Agreement, shall be certified by the chief financial officer of Holdings and the Parent Borrower in a manner consistent with the certification of the quarterly financial statements required under Section 5.03, and shall otherwise be in form and substance acceptable to the Administrative Agent and Lenders."

     2.6 The Parent Borrower shall furnish to the Lender Parties and the Agents no later than January 15, 1999, monthly financial statements as at and for the twelve month period ended November 30, 1999, including balance sheets, statements of income and statements of cash flows, which shall be prepared in a manner consistent with the quarterly financial statements required under Section
5.03 of the Credit Agreement, shall be certified by the chief financial officer of Holdings and the Parent Borrower in a manner consistent with the certification of the quarterly financial statements required under Section 5.03, shall demonstrate compliance with each of the financial covenants set forth in Sections 2.3 through 2.6, inclusive, of the Fourth Amendment, as amended by Sections 2.1 through 2.4, inclusive, of this Amendment, and shall otherwise be in form and substance acceptable to the Administrative Agent and Lenders.

     2.7 The failure to perform or observe any of the covenants or agreements contained in Sections 2.3 through 2.6, inclusive, of the Fourth Amendment, as amended by Sections 2.1 through 2.4, inclusive, of this Amendment, shall constitute an immediate "Event of Default" under the Credit Agreement, as and to the same extent as if such failure to perform or observe any of such covenants or agreements was an "Event of Default" under Section 6.01 (c) of the Credit Agreement.

3.   Acknowledgment and Consent of Guarantors.  Each Guarantor hereby consents
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to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment or any of the other prior amendments comprising part of the Credit Agreement, the Guaranty and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

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4.   Conditions Precedent to Amendment.  This Amendment shall be effective upon
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satisfaction of each of the following conditions precedent:

     4.1. This Amendment shall have been duly executed and delivered by each of the Borrowers, Holdings, the Guarantors, the Administrative Agent and Required Lenders.

     4.2. All of the representations and warranties contained in the Credit Agreement and any other documents executed in connection therewith are true and correct on and as of the date hereof as though made on the date hereof.

5.   Reference to and Effect Upon the Credit Agreement and other Loan
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Agreements.

     5.1. Except as specifically amended in Section 2, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

     5.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically amended in Section 2), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.   Counterparts.  This Amendment may be executed in any number of
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counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile shall be as effective as delivery of a manually signed original counterpart.

7.   Costs and Expenses.  As provided in Section 8.04 of the Credit Agreement,
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Borrowers shall pay the fees, costs and expenses incurred by the Administrative
Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF
THE STATE OF NEW YORK.

9.   Headings.  Section headings in this Amendment are included herein for
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convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                           [Signature Pages Follow]

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          IN WITNESS WHEREOF, this Amendment No. 5 to Amended and Restated
Credit Agreement has been duly executed as of the date first written above.

                                   IPC INFORMATION SYSTEMS, INC.,
                                   as Parent Borrower


                                   By: __________________________

                                   Title:________________________


                                   IPC FUNDING CORP.,
                                   as Sub Borrower

                                   By: __________________________

                                   Title:________________________



                                   IPC COMMUNICATIONS, INC.,
                                   as a Loan Party


                                   By: __________________________

                                   Title:________________________


                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Administrative Agent, Collateral Agent,
                                   Issuing Bank and Lender


                                   By: __________________________

                                   Title:________________________


                                   FIRST UNION NATIONAL BANK,
                                   as Lender


                                   By: __________________________

                                   Title:________________________



                                   GMAC COMMERCIAL CREDIT LLC,
                                   as a Lender


                                   By: __________________________

                                   Title:________________________
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                           INTERNATIONAL EXCHANGE NETWORKS, LTD., as a Guarantor


                           By: __________________________

                           Title:________________________


                           INTERNATIONAL EXCHANGE NETWORK CORP., as a Guarantor


                           By: __________________________

                           Title:________________________


                           HNG CORP., as a Guarantor


                           By: __________________________

                           Title:________________________


                           V BAND CORPORATION, as a Guarantor


                           By: __________________________

                           Title:________________________


                           IXNET, INC., as a Guarantor


                           By: __________________________

                           Title:________________________
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                              IPC INFORMATION SYSTEMS FAR EAST INC., as
                              a Guarantor


                              By: __________________________

                              Title:________________________


                              MXNET INC., as a Guarantor


                              By: __________________________

                              Title:________________________


                              IPC INFORMATION SYSTEMS ASIA PACIFIC,
                              LIMITED, as a Guarantor


                              By: __________________________

                              Title:________________________


                              IPC INFORMATION SYSTEMS CANADA, INC., as a Guarantor


                              By: __________________________

                              Title:________________________


                              IXNET UK LIMITED, as a Guarantor


                              By: __________________________

                              Title:________________________



                              IPC INFORMATION SYSTEMS, as a Guarantor


                              By: __________________________

                              Title:________________________



                              IPC UK HOLDINGS, LTD., as a Guarantor


                              By: __________________________

                              Title:________________________

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                              IPC UK SPC LIMITED, as a Guarantor


                              By: __________________________

                              Title:________________________



                              SATURN GLOBAL NETWORK SERVICES HOLDINGS LIMITED, as a Guarantor


                              By: __________________________

                              Title:________________________


                              IXNET AUSTRALIA PTY LIMITED, as a Guarantor


                              By: __________________________

                              Title:________________________


                              IXNET HONG KONG LIMITED (f/k/a Saturn Global
                              Network Services (Hong Kong) Limited), as a
                              Guarantor


                              By: __________________________

                              Title:________________________



                              SATURN GLOBAL NETWORK SERVICES (JAPAN) LTD., as a Guarantor


                              By: __________________________

                              Title:________________________



                              SATURN GLOBAL NETWORK SERVICES (SINGAPORE)
                              PTE LTD., as a Guarantor


                              By: __________________________

                              Title:________________________